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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

HERE'S WHAT WE LIKE TO SEE:                                       584,523,722.71

THE PERCENTAGES PER TABLE SHOULD ADD UP TO 100% (DENOMINATOR = CORRESPONDING
AGGREGATE COLLATERAL POOL BALANCE)

FOR EXAMPLE, IF THE COLLATERAL MATICES ARE FOR GROUP II COLLATERAL, DENOMINATOR
TO BE USED FOR ALL THE % SHOULD BE AS OF AGGREGATE GROUP II COLLATERAL BALANCE)

FICO & DOCUMENTATION                                                                                          100
----------------------------------------------------------------------------------------------------------------
FICO SCORE                FULL DOC       LIMITED DOC     STATED DOC    ALL DOCS     AVG PRIN BAL     CURRENT LTV
----------------------------------------------------------------------------------------------------------------

(50 increment)
0 - 499                       0.00            0.00           0.00        0.00               --                0
500-550                       8.15            1.07           4.68       13.90          149,345            73.58
551-600                      12.95            0.77           6.90       20.61          165,968            79.44
601-650                      13.50            1.58          13.83       28.91          176,399            82.33
651-700                       6.42            0.50          13.40       20.32          174,376            82.76
701-750                       2.74            0.03           8.99       11.76          216,894            83.17
751-800                       0.80            0.06           3.49        4.36          229,468            80.53
801-850                       0.08            0.00           0.06        0.14          164,235            81.42
TOTAL                        44.64            4.01          51.35      100.00          174,902            80.62
----------------------------------------------------------------------------------------------------------------

LTV & FICO
------------------------------------------------------------------------------------------------------------------------------
                                 FICO
CURRENT LTV           FICO NA    500-550     551-600    601-650    651-700     701-750       751-800      801-850       TOTAL
------------------------------------------------------------------------------------------------------------------------------

(10 increment)
..01 - 10.00            0.00         0.00        0.00       0.02      0.00         0.00          0.00        0.00          0.02
10.01-20               0.00         0.03        0.03       0.00      0.00         0.00          0.00        0.00          0.06
20.01-30               0.00         0.01        0.07       0.03      0.03         0.04          0.04        0.00          0.23
30.01-40               0.00         0.13        0.07       0.19      0.12         0.01          0.00        0.00          0.51
40.01-50               0.00         0.58        0.34       0.25      0.15         0.00          0.00        0.00          1.32
50.01-60               0.00         1.06        0.99       0.72      0.21         0.10          0.08        0.00          3.16
60.01-70               0.00         2.89        2.49       2.18      0.87         0.37          0.26        0.02          9.09
70.01-80               0.00         5.83        7.07      11.33     11.41         6.82          2.81        0.10         45.38
80.01-90               0.00         3.26        8.11       9.77      3.94         2.52          0.88        0.00         28.49
90.01-100              0.00         0.10        1.45       4.42      3.57         1.90          0.29        0.02         11.74
TOTAL                  0.00        13.90       20.61      28.91     20.32        11.76          4.36        0.14        100.00
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------

CURRENT LTV            AVG PRIN BAL          WAC            GROSS MARGIN
-----------------------------------------------------------------------

(10 increment)
..01 - 10.00              119,703              7.000              6.500
10.01-20                  70,423              9.300              8.126
20.01-30                 114,165              6.756              6.518
30.01-40                 120,335              7.449              6.555
40.01-50                 130,467              7.605              6.572
50.01-60                 166,348              7.505              6.701
60.01-70                 172,417              7.574              6.803
70.01-80                 206,738              6.997              6.542
80.01-90                 191,221              7.550              6.715
90.01-100                102,863              8.699              6.753
TOTAL                    174,902              7.434              6.641
-----------------------------------------------------------------------

PRIN BALANCE & FICO
------------------------------------------------------------------------------------------------------------------------------------
                                              FICO
PRIN BALANCE                  FICO NA         500-550        551-600        601-650     651-700     701-750      751-800     801-850
------------------------------------------------------------------------------------------------------------------------------------

(50,000 increments)
$1 - $50,000                    0.00             0.32          0.51           0.76        0.49         0.16         0.05        0.00
$50,001 - $100,000              0.00             2.12          2.21           2.96        1.88         0.53         0.18        0.02
$100,001 - $150,000             0.00             2.75          3.10           3.09        2.86         0.89         0.31        0.02
$150,001 - $200,000             0.00             2.00          3.50           4.26        2.45         1.22         0.37        0.00
$200,001 - $250,000             0.00             2.06          2.75           3.61        2.90         1.36         0.35        0.04
$250,001 - $300,000             0.00             1.49          2.16           2.71        2.51         1.99         0.68        0.00
$300,001 - $350,000             0.00             1.26          1.62           2.67        2.40         1.28         0.94        0.06
$350,001 - $400,000             0.00             0.52          1.74           3.76        1.62         1.80         0.47        0.00
$400,001 - $450,000             0.00             0.52          0.89           2.04        1.38         1.30         0.66        0.00
$450,001 - $500,000             0.00             0.49          0.89           1.39        0.97         0.74         0.08        0.00
$500,001 - $550,000             0.00             0.18          0.36           0.54        0.18         0.27         0.09        0.00
$550,001 - $600,000             0.00             0.10          0.29           0.40        0.49         0.00         0.20        0.00
$600,001 - $650,000             0.00             0.11          0.32           0.11        0.21         0.10         0.00        0.00
$650,001 - $700,000             0.00             0.00          0.00           0.35        0.00         0.11         0.00        0.00
$700,001 - $750,000             0.00             0.00          0.13           0.13        0.00         0.00         0.00        0.00
$750,001 - $800,000             0.00             0.00          0.13           0.00        0.00         0.00         0.00        0.00
$800,001 - $850,000             0.00             0.00          0.00           0.14        0.00         0.00         0.00        0.00
$850,001 - $900,000             0.00             0.00          0.00           0.00        0.00         0.00         0.00        0.00
$900,001 - $950,000             0.00             0.00          0.00           0.00        0.00         0.00         0.00        0.00
$950,001 - $1,000,000           0.00             0.00          0.00           0.00        0.00         0.00         0.00        0.00
<= $1,000,000                   0.00             0.00          0.00           0.00        0.00         0.00         0.00        0.00
TOTAL                           0.00            13.90         20.61          28.91       20.32        11.76         4.36        0.14
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

PRIN BALANCE                   TOTAL         CURRENT LTV           WAC            GROSS MARGIN
-----------------------------------------------------------------------------------------------

(50,000 increments)
$1 - $50,000                       2.29            87.03             10.383              9.143
$50,001 - $100,000                 9.90            82.01              8.895              7.429
$100,001 - $150,000               13.01            81.03              7.804              6.780
$150,001 - $200,000               13.80            79.34              7.440              6.585
$200,001 - $250,000               13.06            79.74              7.311              6.635
$250,001 - $300,000               11.53            79.79              7.036              6.582
$300,001 - $350,000               10.23            80.24              6.962              6.554
$350,001 - $400,000                9.90            81.94              6.847              6.340
$400,001 - $450,000                6.78            81.82              6.788              6.548
$450,001 - $500,000                4.56            81.34              6.881              6.367
$500,001 - $550,000                1.62            79.22              7.249              6.490
$550,001 - $600,000                1.48            75.28              7.005              5.908
$600,001 - $650,000                0.86            74.13              6.710              6.211
$650,001 - $700,000                0.47            87.97              6.617              6.123
$700,001 - $750,000                0.25            77.31              7.172              5.250
$750,001 - $800,000                0.13            76.43              6.090              6.250
$800,001 - $850,000                0.14            69.70              6.250              0.000
$850,001 - $900,000                0.00             0.00              0.000              0.000
$900,001 - $950,000                0.00             0.00              0.000              0.000
$950,001 - $1,000,000              0.00             0.00              0.000              0.000
<= $1,000,000                      0.00             0.00              0.000              0.000
TOTAL                            100.00            80.62              7.434              6.641
-----------------------------------------------------------------------------------------------

PREPAYMENT PENALTY & FICO
--------------------------------------------------------------------------------------------------------------------------------
                                                   FICO
PREPAYMENT PENALTY TERM           FICO NA          500-550       551-600      601-650     651-700         701-750        751-800
--------------------------------------------------------------------------------------------------------------------------------

(whatever increments)
0                                   0.00             2.06            3.06         3.76        1.84          0.62           0.25
6                                   0.00             0.00            0.00         0.00        0.01          0.00           0.00
12                                  0.00             0.60            1.60         1.77        1.56          0.49           0.23
24                                  0.00             9.75           13.38        19.09       13.56          8.95           2.90
36                                  0.00             1.48            2.57         4.10        3.34          1.71           0.98
60                                  0.00             0.00            0.00         0.19        0.00          0.00           0.00
TOTAL:                              0.00            13.90           20.61        28.91       20.32         11.76           4.36
--------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY & FICO
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM          801-850           TOTAL        CURRENT LTV             WAC            GROSS MARGIN     AVG PRIN BAL
------------------------------------------------------------------------------------------------------------------------------------

(whatever increments)
0                                  0.01            11.60            81.54               7.95               6.80           162569.00
6                                  0.00             0.01            99.97              10.99               0.00            86874.00
12                                 0.04             6.29            79.34               7.35               6.48           221508.00
24                                 0.07            67.70            80.81               7.40               6.64           177602.00
36                                 0.02            14.21            79.46               7.21               6.58           157897.00
60                                 0.00             0.19            84.17               6.57               6.28           281136.00
TOTAL:                             0.14           100.00            80.62               7.43               6.64           174902.00
------------------------------------------------------------------------------------------------------------------------------------

MORTG RATES & FICO
------------------------------------------------------------------------------------------------------------------------------------
                                              FICO
MORTG RATES                    FICO NA        500-550      551-600       601-650      651-700       701-750      751-800     801-850
------------------------------------------------------------------------------------------------------------------------------------

(50 bps increment)
4.001 - 4.5%                     0.00           0.00         0.08         0.08          0.10          0.03         0.00        0.00
4.501 - 5.0%                     0.00           0.00         0.05         0.49          0.84          0.22         0.31        0.04
5.001 - 5.5%                     0.00           0.01         1.18         2.18          2.21          2.29         0.54        0.02
5.501 - 6.0%                     0.00           0.13         1.57         5.03          4.20          2.86         1.90        0.06
6.001 - 6.5%                     0.00           0.86         4.39         7.37          5.04          3.61         1.11        0.00
6.501 - 7.0%                     0.00           1.63         3.55         4.06          2.77          1.32         0.15        0.01
7.001 - 7.5%                     0.00           2.86         3.85         3.83          1.79          0.45         0.14        0.00
7.501 - 8.0%                     0.00           1.87         1.95         2.05          0.97          0.26         0.07        0.00
8.001 - 8.5%                     0.00           1.95         1.40         1.38          0.65          0.19         0.03        0.01
8.501 - 9.0%                     0.00           1.31         0.69         0.58          0.22          0.17         0.03        0.00
9.001 - 9.5%                     0.00           1.47         0.84         0.74          0.41          0.20         0.01        0.00
9.501 - 10.0%                    0.00           0.81         0.44         0.20          0.25          0.10         0.01        0.00
10.001 - 10.5%                   0.00           0.73         0.41         0.48          0.57          0.06         0.05        0.00
10.501 - 11.0%                   0.00           0.13         0.08         0.25          0.17          0.00         0.01        0.00
11.001 - 11.5%                   0.00           0.13         0.09         0.09          0.05          0.00         0.00        0.00
11.501 - 12.0%                   0.00           0.02         0.03         0.08          0.04          0.00         0.00        0.00
12.001 - 12.5%                   0.00           0.00         0.02         0.01          0.03          0.00         0.00        0.00
12.501 - 13.0%                   0.00           0.00         0.00         0.01          0.00          0.00         0.00        0.00
13.001 - 13.5%                   0.00           0.00         0.00         0.00          0.00          0.00         0.00        0.00
13.501 - 14.0%                   0.00           0.00         0.00         0.00          0.00          0.00         0.00        0.00
14.001 - 14.5%                   0.00           0.00         0.00         0.00          0.00          0.00         0.00        0.00
14.501 - 15.0%                   0.00           0.00         0.00         0.00          0.00          0.00         0.00        0.00
15.001 - 15.5%                   0.00           0.00         0.00         0.00          0.00          0.00         0.00        0.00
TOTAL                            0.00          13.90        20.61        28.91         20.32         11.76         4.36        0.14
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

MORTG RATES                        TOTAL         CURRENT LTV            WAC         GROSS MARGIN      AVG PRIN BAL
-------------------------------------------------------------------------------------------------------------------

(50 bps increment)
4.001 - 4.5%                        0.29            72.74               4.97            5.34           279238.00
4.501 - 5.0%                        1.96            76.15               5.35            6.03           272681.00
5.001 - 5.5%                        8.42            78.00               5.86            5.89           247390.00
5.501 - 6.0%                       15.75            78.39               6.33            6.20           260833.00
6.001 - 6.5%                       22.39            79.44               6.81            6.45           240122.00
6.501 - 7.0%                       13.49            81.16               7.32            6.44           214220.00
7.001 - 7.5%                       12.92            81.76               7.82            6.64           173643.00
7.501 - 8.0%                        7.17            84.19               8.28            6.88           158834.00
8.001 - 8.5%                        5.61            81.64               8.78            7.32           130550.00
8.501 - 9.0%                        3.00            82.25               9.30            7.75           121595.00
9.001 - 9.5%                        3.67            82.85               9.81            8.68            88209.00
9.501 - 10.0%                       1.81            81.90              10.30            9.03            74591.00
10.001 - 10.5%                      2.30            86.79              10.82            9.34            68616.00
10.501 - 11.0%                      0.64            90.53              11.28            9.14            50477.00
11.001 - 11.5%                      0.35            86.44              11.85            6.95            49259.00
11.501 - 12.0%                      0.16            96.42              12.33            0.00            36610.00
12.001 - 12.5%                      0.06            95.18              12.91            0.00            41454.00
12.501 - 13.0%                      0.01            99.99              13.50            0.00            21393.00
13.001 - 13.5%                      0.00           100.00              13.75            0.00            19996.00
13.501 - 14.0%                      0.00             0.00               0.00            0.00                0.00
14.001 - 14.5%                      0.00             0.00               0.00            0.00                0.00
14.501 - 15.0%                      0.00             0.00               0.00            0.00                0.00
15.001 - 15.5%                      0.00             0.00               0.00            0.00                0.00
TOTAL                             100.00            80.62               7.43            6.64           174902.00
-------------------------------------------------------------------------------------------------------------------

MORTG RATES & LTV
------------------------------------------------------------------------------------------------------------------------------------
MORTG RATES                  .01-10       10.01-20     20.01-30      30.01-40    40.01-50     50.01-60       60.01-70    70.01-80
------------------------------------------------------------------------------------------------------------------------------------

(50 bps increment)
4.001 - 4.500                  0.00         0.00          0.03         0.00        0.00          0.04          0.00        0.16
4.501 - 5.000                  0.00         0.00          0.00         0.00        0.01          0.05          0.45        1.18
5.001 - 5.500                  0.00         0.00          0.08         0.03        0.08          0.12          0.91        5.51
5.501 - 6.000                  0.00         0.00          0.01         0.16        0.12          0.40          1.28       10.79
6.001 - 6.500                  0.02         0.01          0.02         0.11        0.30          0.73          1.83       12.00
6.501 - 7.000                  0.00         0.00          0.05         0.06        0.29          0.48          0.75        5.38
7.001 - 7.500                  0.00         0.00          0.01         0.07        0.06          0.54          1.29        4.19
7.501 - 8.000                  0.00         0.00          0.00         0.01        0.16          0.13          0.38        1.88
8.001 - 8.500                  0.00         0.02          0.01         0.00        0.17          0.25          0.59        1.44
8.501 - 9.000                  0.00         0.00          0.01         0.01        0.02          0.22          0.20        0.84
9.001 - 9.500                  0.00         0.02          0.01         0.02        0.08          0.11          0.39        1.14
9.501 - 10.000                 0.00         0.01          0.01         0.02        0.00          0.01          0.42        0.49
10.001 - 10.500                0.00         0.00          0.00         0.02        0.03          0.04          0.44        0.29
10.501 - 11.000                0.00         0.01          0.00         0.00        0.00          0.02          0.08        0.05
11.001 - 11.500                0.00         0.00          0.00         0.01        0.00          0.02          0.06        0.05
11.501 - 12.000                0.00         0.00          0.00         0.00        0.00          0.00          0.00        0.01
12.001 - 12.500                0.00         0.00          0.00         0.00        0.00          0.00          0.00        0.00
12.501 - 13.000                0.00         0.00          0.00         0.00        0.00          0.00          0.00        0.00
13.001 - 13.500                0.00         0.00          0.00         0.00        0.00          0.00          0.00        0.00
13.501 - 14.000                0.00         0.00          0.00         0.00        0.00          0.00          0.00        0.00
14.001 - 14.500                0.00         0.00          0.00         0.00        0.00          0.00          0.00        0.00
14.501 - 15.000                0.00         0.00          0.00         0.00        0.00          0.00          0.00        0.00
15.001 - 15.5%                 0.00         0.00          0.00         0.00        0.00          0.00          0.00        0.00
TOTAL                          0.02         0.06          0.23         0.51        1.32          3.16          9.09       45.38
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
MORTG RATES                    80.01-90        90.01-100           TOTAL        AVG FICO        GROSS MARGIN       AVG PRIN BAL
-------------------------------------------------------------------------------------------------------------------------------

(50 bps increment)
4.001 - 4.500                     0.06             0.00               0.29         647              5.3              279238.0
4.501 - 5.000                     0.27             0.00               1.96         681              6.0              272681.0
5.001 - 5.500                     1.59             0.11               8.42         670              5.9              247390.0
5.501 - 6.000                     2.67             0.32              15.75         670              6.2              260833.0
6.001 - 6.500                     6.31             1.07              22.39         647              6.5              240122.0
6.501 - 7.000                     4.77             1.72              13.49         621              6.4              214220.0
7.001 - 7.500                     4.81             1.94              12.92         600              6.6              173643.0
7.501 - 8.000                     3.19             1.42               7.17         597              6.9              158834.0
8.001 - 8.500                     2.13             1.01               5.61         585              7.3              130550.0
8.501 - 9.000                     1.18             0.52               3.00         578              7.8              121595.0
9.001 - 9.500                     0.78             1.14               3.67         586              8.7               88209.0
9.501 - 10.000                    0.38             0.48               1.81         579              9.0               74591.0
10.001 - 10.500                   0.30             1.18               2.30         600              9.3               68616.0
10.501 - 11.000                   0.02             0.46               0.64         616              9.1               50477.0
11.001 - 11.500                   0.01             0.20               0.35         579              7.0               49259.0
11.501 - 12.000                   0.02             0.14               0.16         622              0.0               36610.0
12.001 - 12.500                   0.03             0.03               0.06         652              0.0               41454.0
12.501 - 13.000                   0.00             0.01               0.01         624              0.0               21393.0
13.001 - 13.500                   0.00             0.00               0.00         620              0.0               19996.0
13.501 - 14.000                   0.00             0.00               0.00           0              0.0                   0.0
14.001 - 14.500                   0.00             0.00               0.00           0              0.0                   0.0
14.501 - 15.000                   0.00             0.00               0.00           0              0.0                   0.0
15.001 - 15.5%                    0.00             0.00               0.00           0              0.0                   0.0
TOTAL                            28.49            11.74             100.00         629              6.6              174902.0
-------------------------------------------------------------------------------------------------------------------------------